UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 1, 2017
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE
COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-37483 (Commission File Number)	47-3298624 (IRS Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA (Address of Principal Executive Offices)		94304 (Zip Code)

(650) 687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

❑	Emerging growth company

❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2017, Hewlett Packard Enterprise Company, a Delaware corporation (the “Company”), completed the previously disclosed transactions (the “Transactions”) contemplated by (i) the Agreement and Plan of Merger, dated as of September 7, 2016 (the “Merger Agreement”), by and among the Company, Seattle SpinCo, Inc., a Delaware corporation and (prior to the Distribution (as defined below)) a wholly owned subsidiary of the Company (“Seattle”), Micro Focus International plc, a company organized under the laws of England and Wales (“Micro Focus”), Seattle Holdings, Inc., a wholly owned subsidiary of Micro Focus (“Holdings”), and Seattle MergerSub, Inc., a wholly owned subsidiary of Holdings (“Merger Sub”) and (ii) the Separation and Distribution Agreement, dated as of September 7, 2016 (as amended, the “Separation Agreement”), by and between the Company and Seattle.  Specifically, (1) the Company transferred its software business to Seattle (the “Separation”), (2) the Company distributed on a pro rata basis all of the outstanding shares of Class A common stock, par value $0.01 per share, of Seattle (“Seattle Class A common stock”) to the stockholders of the Company as of close of business on August 21, 2017, the record date for the distribution (the “Distribution”) and (3) immediately after the Distribution, Merger Sub merged with and into Seattle (the “Merger”). Upon the completion of the Merger, Seattle became a wholly owned subsidiary of Micro Focus.

In connection with the consummation of the Transactions, on September 1, 2017, the Company, Seattle, certain subsidiaries of the Company and, in some cases, Micro Focus, entered into several agreements that will govern the relationship of the parties following the Distribution and the Merger, including a Tax Matters Agreement, an Intellectual Property Matters Agreement, a Transition Services Agreement, and a Real Estate Matters Agreement.

A summary of the principal terms of each of the Tax Matters Agreement, the Intellectual Property Matters Agreement, the Transition Services Agreement and the Real Estate Matters Agreement is set forth in the section titled “Other Agreements” contained in the information statement/prospectus included as Exhibit 99.1 to Seattle’s Registration Statement on Form 10 (File No. 000-5582) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 4, 2017 (the “Form 10”), which summaries are incorporated herein by reference.  These summaries do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 1, 2017, the Company completed the Distribution, effective as of 2:59 a.m. Eastern Time, and completed the Merger, effective as of 3:00 a.m. Eastern Time.  In the Distribution, the stockholders of the Company received one share of Seattle Class A common stock for every one share of Company common stock held at the close of business on August 21, 2017, the record date for the Distribution.  In the Merger, each share of Seattle Class A common stock held immediately prior to the Merger was converted into the right to receive 0.13732611 American Depositary Shares (the “Micro Focus ADSs”), each representing one ordinary share, par value £0.10 per share, of Micro Focus.  Immediately following the Merger, the stockholders of the Company as of the close of business on the record date for the Distribution in the aggregate owned Micro Focus ADSs representing 50.1% of the Micro Focus Fully Diluted Shares (as defined below), with the balance of the outstanding Micro Focus ordinary shares being held by pre-Merger Micro Focus shareholders.

“Micro Focus Fully Diluted Shares” means the aggregate number of Micro Focus ordinary shares on a fully-diluted, as converted and as exercised basis in accordance with the treasury stock method, including Micro Focus ordinary shares underlying outstanding Micro Focus Options (as defined in the Merger Agreement), Micro Focus ASG Awards (as defined in the Merger Agreement) and any other securities convertible into or exercisable for Micro Focus ordinary shares, excluding, for purposes of the Micro Focus Fully Diluted Shares immediately following the closing of the Merger, any Micro Focus ordinary shares to be issued pursuant to a de minimis number of replacement awards to be granted to Seattle employees at the closing of the Merger under their existing employee incentive arrangements.

For additional information regarding Seattle, Micro Focus and the Transactions, please refer to the Form 10 and the information statement/prospectus included therein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously announced by the Company, Chris Hsu, formerly Chief Operating Officer and the Executive Vice President and General Manager of HPE Software, resigned from his roles at the Company, effective as of the closing of the Merger on September 1, 2017.  Effective as of the closing of the Merger, Mr. Hsu became the Chief Executive Officer of Micro Focus.

Item 7.01. Regulation FD Disclosure.

On September 1, 2017, the Company issued a press release announcing the completion of the Transactions.  The information in this Item 7.01 and the press release, which is attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company giving effect to the Separation, and the related notes thereto, required by Article 11 of Regulation S-X will be filed by amendment within four business days after the occurrence of the event described in Item 2.01 of Current Report on Form 8-K.

(d)    Exhibits.
Exhibit No.	Description
2.1	Tax Matters Agreement, dated September 1, 2017, by and among Micro Focus International plc, Hewlett Packard Enterprise Company and Seattle SpinCo, Inc. †
2.2	Intellectual Property Matters Agreement, dated September 1, 2017, by and among Hewlett Packard Enterprise Company, Hewlett Packard Enterprise Development LP and Seattle SpinCo, Inc. †
2.3	Transition Services Agreement, dated September 1, 2017, by and between Hewlett Packard Enterprise Company and Seattle SpinCo, Inc. †
2.4	Real Estate Matters Agreement, dated September 1, 2017, between Hewlett Packard Enterprise Company and Seattle SpinCo, Inc. †
99.1	Press Release, dated September 1, 2017

†
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hewlett Packard Enterprise Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: September 1, 2017	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary